Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Commitments and contingencies
Note 29 - Commitments and contingencies
Commitments
As of December 31, 2024, commitments to acquire PPE and intangible assets were $0 and $26,124, respectively. As of December 31, 2023, commitments to acquire PPE and intangible assets were $42,288 and $31,338, respectively. These commitments are contractual obligations to invest in PPE, intangible assets for the production of Polestar 3, Polestar 4, and upcoming vehicle models Polestar 5 and Polestar 6. As of December 31, 2024 and December 31, 2023, Polestar had a commitment to make capital contributions to Polestar Times Technology amounting to $0 and $68,600, respectively. Refer to Note 10 - Investment in associates for more details on the investment in Polestar Times Technology.
Polestar has contractual obligations with certain suppliers including non-cancelable manufacturing commitments or minimum sales volume commitments. In the event of a shortfall in sales or Polestar´s decision to terminate such contracts, these suppliers are entitled to compensation from Polestar. The amounts in the table below represent Polestar's future commitments as of December 31, 2024:

	Total	Less than 1 year	Between 1-5 years	After 5 years
Non-cancelable manufacturing commitments	268,811	38,879	171,797	58,135
PS4 license volume commitments	83,073	22,086	60,987	—
Total	$351,884	$60,965	$232,784	$58,135
Contingencies
In the normal course of business, the Group is subject to contingencies related to legal proceedings, claims, and other assessments that cover a wide range of matters. Liabilities for such contingencies are not recorded until it is probable that a present obligation exists and the amount of the obligation can be estimated reliably. However, contingencies are disclosed when the potential financial effect could be material. As of December 31, 2024 and 2023, the Group did not have any material contingencies